EXHIBIT 10.2

                     AMENDMENT NO. 3 TO FACILITIES AGREEMENT



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                     AMENDMENT NO. 3 TO FACILITIES AGREEMENT


         This Amendment to Facilities Agreement (this "Amendment") entered into to be effective as of this 27th day of September, 1996, by and between UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation and wholly-owned subsidiary of UCI Medical Affiliates, Inc. ("UCISC") and Doctor's Care, P.A. ("Doctor's Care").

         Introduction. UCISC and Doctor's Care previously entered into that certain Facilities Agreement dated May 8, 1984 (the "Agreement") whereby Doctor's Care agreed to provide medical and medically related services at certain primary care clinics in South Carolina owned and/or leased by UCISC. The Agreement was amended on September 24, 1984 and on January 13, 1995. The parties hereto desire to further amend the terms of the Agreement to extend the term of the Agreement as set forth in this Amendment. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

         Agreement. NOW, THEREFORE, for and in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:

1. The Agreement shall continue, unless earlier terminated by the parties, until September 30, 2010.

2. All terms and conditions of the Agreement, except as modified hereby, shall remain in full force and effect.


                                       UCI MEDICAL AFFILIATES OF
                                       SOUTH CAROLINA, INC. (SEAL)


                                       By:      /s/ M. F. McFarland
                                          -----------------------------
                                       Its:      President
                                           ----------------------------

                                       DOCTOR'S CARE, P.A.        (SEAL)


                                       By:     /s/ M. F. McFarland
                                          ----------------------------
                                       Its:     President
                                           ---------------------------



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